SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                _________________________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   November 19, 1999



                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


         KANSAS                0-28936                    48-1008593
(State or other         (Commission File Number)          (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


   11301 Nall Avenue, Leawood, Kansas                  66211
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (913) 451-8050


                               None
    (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On October 19, 1999 Gold Banc Corporation, Inc. ("Gold Banc") entered into an Agreement and Plan of Reorganization to acquire First Business Bancshares of Kansas City, Inc., a Missouri corporation ("First Business"). Attached hereto as Exhibits 99.1 and 99.2 are certain financial statements of First Business.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBITS NO.        DESCRIPTION

        23.1      Consent of Independent Certified Public
                  Accountants.

        99.1 First Business Bancshares of Kansas City, Inc. Report of Independent Public Accountants; Consolidated Statements of Financial Condition as of September 30, 1999 and 1998 (unaudited) and December 31, 1998 and 1997; Consolidated Financial Statements of Income for the Nine Months ended September 30, 1999 and 1998 (unaudited) and Years Ended December 31, 1998, 1997 and 1996; Consolidated Statements of Comprehensive Income for the Nine Months Ended September 30, 1999 and 1998 (unaudited) and Years Ended December 31, 1998, 1997 and 1996; Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1999 and 1998 (unaudited) and Years Ended December 31, 1998, 1997 and 1996.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 1999.
                                        GOLD BANC CORPORATION, INC.


                                        By: /s/ J. Craig Peterson
                                            J. Craig Peterson,
                                            Chief Financial Officer